Borrowing Arrangements	3 Months Ended
Mar. 31, 2021
Debt Disclosure [Abstract]
Borrowing Arrangements
10. Borrowing Arrangements
Silicon Valley Bank
Under the Second Amended and Restated Loan Agreement dated November 27, 2019, between Hims and Silicon Valley Bank (“SVB”), upon Hims’ request, SVB would issue letters of credit (the “Letters of Credit”) in an aggregate amount not to exceed $2.0 million. This amount is reduced by the amount otherwise available with respect to the cash management services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in SVB’s various agreements. On September 30, 2020, Hims entered into the First Loan Modification Agreement (“Loan Modification Agreement”) and the aggregate amount of the Letters of Credit was amended to $3.5 million. As of March 31, 2021, SVB issued on the Company’s behalf, a letter of credit in the amount of $0.8 million as a security deposit for a warehouse space in New Albany, Ohio. SVB required $0.8 million to be maintained as collateral for the outstanding letter of credit. The Company expects to continue to renew the letter of credit through the duration of the lease. As this is for longer than one year, the Company presents the $0.8 million within restricted cash, noncurrent on the consolidated condensed balance sheet.
There is a business credit card as part of the cash management services offered by SVB with an initial limit of $2.0 million which is reduced by the amount utilized for any issuances of Letters of Credit. This amount was increased to $3.5 million by the Loan Modification Agreement. To continue to use the credit card, SVB required $0.2 million to be maintained in a collateralized money market account and this was reflected within restricted cash on the consolidated balance sheet as of December 31, 2020.
In January 2021, the Company terminated the Second Amended and Restated Loan Agreement with SVB resulting in the release of restricted cash of $0.2 million under the arrangement. The outstanding letter of credit for the warehouse was not included as part of this termination. In addition, the Company continues to use SVB’s cash management services and increased its credit card limit to $5.0 million in January 2021.
TriplePoint Venture Growth
On November 27, 2019, Hims entered into a Plain English Capital Growth and Security Agreement (the “2019 Capital Agreement”) with TriplePoint Venture Growth (“TPC”) consisting of a term loan in the aggregate principal amount of up to $50.0 million, with $25.0 million being available immediately through December 31, 2020 (the “Part 1 Commitment Amount”), and an additional $25.0 million becoming available upon utilization of the Part 1 Commitment Amount through December 31, 2020. There was no minimum advance amount. As collateral, the Company provided a second lien security interest to TPC of substantially all its assets. As of December 31, 2020, the Company had not drawn down from this term loan and the facility expired.
In connection with the 2019 Capital Agreement, the Company issued to TPC a warrant granting TPC the right to purchase 89,747 shares of Hims’ Series C preferred stock at an exercise price of $7.67 per share, subject to adjustment in regard to the preferred stock series, number of shares and exercise price if the per share price of subsequent preferred stock rounds less than $7.67. On March 12, 2020, Hims sold Series D preferred stock at an issuance price of $6.96, which triggered an adjustment to the TPC warrant terms per the original agreement, resulting in conversion of the previously issued 89,747 Series C preferred stock warrants at an exercise price of $7.67 into 98,723 Series D preferred stock warrants at an exercise price of $6.96. Subsequent to the Merger, the Series D preferred stock warrants were converted to Class A common stock warrants. Refer to Note 13 – Redeemable Convertible Preferred Stock
for further discussion of the conversion into Class A common stock warrants.